UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

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Transocean Ltd.
(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote ***Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 12, 2016.TRANSOCEAN LTD. TRANSOCEAN LTD. TURMSTRASSE 30 CH-6300 ZUG, SWITZERLAND Meeting Information Meeting Type: Annual General For holders as of:April 25, 2016Date: May 12, 2016Time: 5:00 p.m., Swiss Time Location:  Lorzensaal ChamDorfplatz 3CH-6330 Cham, Switzerland You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: THE COMBINED DOCUMENT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX  (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE:  1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com *  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 25, 2016 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person:  Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Notice Regarding the Availability of our 2015 Annual Report, Consolidated and Statutory Financial Statements for Fiscal Year 2015, the Audit Reports thereon and the 2015 Compensation Report A copy of the 2015 Annual Report (including the consolidated fi      statements for fi      year 2015, the statutory fi       statements of Transocean Ltd. for fi      year 2015 and the audit reports on such consolidated and statutory fi  statements) and the 2015 Compensation Report is available for physical inspection at Transocean Ltd.'s registered offi  ,Turmstrasse 30, CH-6300 Zug, Switzerland. Copies of these materials may be obtained without charge by contacting our Corporate Secretary at our registered office,Turmstrasse 30, CH-6300 Zug, Switzerland, telephone number +41 (41) 749 0500, or Investor Relations at our offices in the United States, at 4 Greenway Plaza, Houston,TX, USA 77046, telephone number +1 (713) 232 7500. E04446-P75449

Voting Items The Board of Directors recommends you vote FOR the following proposals: 1. Approval of the 2015 Annual Report, Including Audited Consolidated Financial Statements and Audited Statutory Financial Statements of Transocean Ltd. for Fiscal Year 2015 2. Discharge of Board of Directors and Executive Management Team From Liability for Activities During Fiscal Year 2015 3. Appropriation of Accumulated Loss for Fiscal Year 2015 4. Renewal of Authorized Share Capital 5. Reelection of Eleven Directors (5A – 5K), Each for a Term Extending Until Completion of the Next Annual General Meeting 5A.     Glyn A. Barker 5B.       Vanessa C.L. Chang 5C.      Frederico F. Curado 5D.       Chadwick C. Deaton 5E.      Vincent J. Intrieri 5F. Martin B. McNamara 5G.     Samuel J. Merksamer 5H.      Merrill A. "Pete" Miller, Jr. 5I. Edward R. Muller 5J. Tan Ek Kia 5K.      Jeremy D. Thigpen 6. Election of Merrill A. "Pete" Miller, Jr. as the Chairman of the Board of Directors for a Term Extending Until Completion of the Next Annual General Meeting 7. Election of the Members of the Compensation Committee, Each for a Term Extending Until Completion of the Next Annual General Meeting 7A.       Frederico F. Curado 7B.       Vincent J. Intrieri 7C.      Martin B. McNamara 7D.      Tan Ek Kia 8. Reelection of Schweiger Advokatur / Notariat as the Independent Proxy for a Term Extending Until Completion of the Next Annual General  Meeting 9. Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for Fiscal Year 2016 and Reelection of Ernst & Young Ltd, Zurich, as the Company's Auditor for a Further One-Year Term 10. Advisory Vote to Approve Named Executive Officer Compensation 11. Prospective Votes on the Maximum Compensation of the Board of Directors and the Executive Management Team, respectively 11A. Ratification of an amount of US $4,121,000 as the Maximum Aggregate Amount of Compensation of the Board of Directors for the Period Between the 2016 and 2017 Annual General Meetings 11B. Ratification of an amount of US $29,617,000 as the Maximum Aggregate Amount of Compensation of the Executive Management Team for Fiscal Year 2017 E04448-P75449